FNB United Corp. Third Quarter 2012 November 19, 2012 Exhibit 99.1

2 Presenters Brian Simpson Chief Executive Officer David Nielsen Chief Financial Officer David Lavoie Chief Risk Officer

Forward Looking Statements & Other Information
Forward Looking Statements
This presentation contains certain forward-looking statements within the safe harbor rules of the federal securities laws.
These statements generally relate to FNB’s financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking terminology, such as “believes,” “expects,” or “are expected to,” “plans,” “projects,” “goals,” “estimates,” “may,” “should,” “could,” “would,” “intends to,” “outlook” or “anticipates,”
or variations of these and similar words, or by discussions of strategies that involve risks and uncertainties. Forward looking statements are subject to risks and uncertainties, including but not limited to, those risks described in FNB’s Annual Report on Form 10-K for the year ended December 31, 2011 under the section entitled “Item 1A, Risk Factors,” and in other reports that have been filed by FNB with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which are subject to numerous assumptions, risks and uncertainties, and which change over time. These forward-looking statements speak only as of the date of this presentation.  Actual results may differ
materially from those expressed in or implied by any forward looking statements contained in this presentation.   We assume
no duty to revise or update any forward-looking statements, except as required by applicable law.
Non-GAAP Financial Measures
In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), FNB management uses and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax, pre-
credit & non-recurring net income (PPNR), recurring non-credit, non-interest expense, recurring noninterest income, net interest income on a fully taxable equivalent basis, proforma total loans, proforma total ALL and fair value marks, proforma nonperforming assets and tangible shareholders’ equity. FNB believes these non-GAAP financial measures provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry. Although FNB believes that these non-GAAP financial measures enhance investors’ understanding of FNB’s business and performance, these non-
GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in
FNB’s Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in FNB’s
Quarterly Reports on Forms 10-Q.  A reconciliation of non-GAAP measures to the most directly comparable GAAP measure is included as an appendix to this presentation.

Key Accomplishments
Execution of our key priorities — Reduced problem assets by $15 million or 9%, to $167 million
— OREO reduced $6 million or 6%, to $81 million
— $18 million of OREO was under contract at September 30,2012
— Continued implementation of “Back to Business” strategies:
— Net loans and loans held for sale is up 2% in 2012 but fell by $36 million or 3% in the 3rd quarter
— Record quarter for originations and sales in our mortgage banking business.  Revenue increased 154% over 2Q 2012
— Hired new bankers in key areas
— Deposit mix continues to improve and cost decline, from 83 bps in 2Q to
76 bps in 3Q 2012.  Since recap, deposit costs have declined by 54 bps as a result of management strategies
— Executing phased integration plan for the banks
— Consolidated core data platform over Labor Day weekend
— Conformed general ledgers in mid October
— Heightened focus on reducing controllable expenses
— Branch closures: 1 CommunityOne in July, 1 Granite in December
— Cross-organization vendor expense review underway
— PPNR of $937 thousand in 3Q 2012 vs. $911 thousand in 2Q 2012 and
$(5.6) million in 3Q 2011
— NIM declined from 3.06% to 2.95% on Granite Purchased Loan runoff
— Up 91 bps since recap as a result of investment of excess liquidity and reductions in nonperforming loans
Positive PPNR in 3Q 2012

Quarterly Performance Metrics

Dollars in thousands except per share data	3Q 2012	2Q 2012	3Q 2011
Net loss from continuing operations, net of taxes	$ (4,712)	$ (18,138)	$ (13,890)
Net (loss)/income to common shareholders	(4,712)	(18,138)	(15,023)
Net loss from continuing operations per share	(0.22)	(0.86)	(131.06)
Net (loss)/income to common shareholders per share	(0.22)	(0.86)	(131.41)
Return on average assets	(0.84%)	(3.13%)	(3.30%)
Return on average equity	(17.51%)	(60.99%)	NM

Pre-tax, Pre-credit & Nonrecurring Net Income (Loss) ("PPNR") [1]

Dollars in thousands except per share data	3Q 2012	2Q 2012	3Q 2011
Net (loss)/income to common shareholders	$ (4,712)	$ (18,138)	$ (15,023)
Less taxes, credit costs and nonrecurring items:			
Income tax benefit (expense)	77	(26)	(1,328)
Gain on fair value swap	-	-	(182)
Gain on sales of securities	(33)	2,002	7,393
Other real estate owned expense	(3,602)	(12,473)	(4,685)
Provision for loan losses	(32)	(7,778)	(7,181)
Granite Mortgage and litigation accruals	-	(1,100)	-
Collection expenses	(1,120)	(514)	(1,220)
Merger related expense	(939)	840	(2,207)
PPNR [1]	**$ 937**	**$ 911**	**$ (5,613)**

[1] *Non-GAAP measure. Table reconciles to GAAP presentation.*

Quarterly Operating Highlights
3Q 2012 net loss from continuing
operations of $4.7 million, a $13.4
million decrease in net loss from 2Q
2012 and a $9.2 million improvement
in net loss from 3Q 2011
3Q 2012 net loss to common
shareholders of $4.7 million
compared to net losses to common
shareholders of $18.1 million in 2Q
2012 and $15.0 million in 3Q 2011
Net loss per common share of $0.22
per share  compared to net losses of
$0.86 in 2Q 2012 and $131.41 in 3Q
2011
3Q 2011 does not reflect Granite
results
PPNR net income of $0.9 million in
3Q 2012 flat to the second quarter
and improved from a PPNR net loss
of $5.6 million in 3Q 2011

Quarterly Operating Results
Net interest income in 3Q 2012
decreased $0.8 million (5%) to $15.2
million compared to 2Q 2012
Provision expense fell $7.7 million to
$32 thousand in 3Q 2012
— Improved loan portfolio mix and
continued declines in non-
performing assets
Noninterest income fell $1.9 million
on $2.0 million in securities gains in
2Q, seasonal declines in service
charge income, partially offset by
strong mortgage banking related
income
Noninterest expense decreased $8.3
million (25%) in 3Q 2012 on $8.9
million decrease in OREO expenses
from 2Q 2012
Quarterly Results
Results of Operations
Dollars in thousands, except per share data 3Q 2012 2Q 2012 3Q 2011
Net interest income
15,202 $        16,049 $        7,739 $
Provision expense
(32)                (7,778)           (7,181)
Noninterest income
4,643            6,532            10,080
Noninterest expense
(24,602)         (32,915)         (23,200)
Net loss from continuing operations, net of taxes
(4,712)           (18,138)         (13,890)
Net loss from discontinued operations, net of taxes
-                    -                    (40)
Preferred stock gain and dividends, net
-                    -                    (1,093)
Net loss to common shareholders
(4,712) $       (18,138) $     (15,023) $
(0.22) $          (0.86) $          (131.06) $
Net loss to common shareholders per share
(0.22) $          (0.86) $          (131.41) $
Weighted average basic and diluted shares outstanding 21,588,027        21,190,848        114,320
Net loss to common shareholders from
   continuing operations per share

3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q 2012
2Q 2012
1Q 2012
4Q 2011
3Q 2011
2Q 2011
Cost of Interest Bearing Deposits
Net Interest Margin

6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3Q 2012
2Q 2012
1Q 2012
4Q 2011
3Q 2011
2Q 2011
Yield on Loans
Yield on Investment Securities

Net Interest Margin
Net interest margin declined 11 bps
to 2.95% from 3.06% in 2Q 2012
Average earning assets, net of low
yielding bank balances that declined
$52 million in the second quarter,
fell by $8 million in the quarter as a
result of loan runoff net of securities
portfolio growth
Average loan yield fell to 5.14% as a
result of the purchase of $36 million
of mortgage loan pools during the
third quarter of 2012, and the runoff
of higher yielding loans at Granite
Average loans fell $24.8 million (2%)
during 2Q 2012 on runoff of
purchases residential loan pools and
continued asset resolution
Improved deposit mix resulted in 7
bp decline in cost of deposits to 76
bps, down from 130 bps in 3Q 2011
NIM and Cost of Deposits Loan and Securities Yields
Quarterly Results
Average Balances, Yields and Net Interest Margin
Dollars in thousands 3Q 2012 2Q 2012 3Q 2011
Average loans (includes loans held for sale)
1,262,229 $   1,287,022 $   992,096 $
   Average yield
5.14% 5.40% 4.41%
Average earning assets
2,055,193      2,115,029      1,521,652
   Average yield
3.73% 3.89% 3.50%
Average interest bearing liabilities
1,858,339      1,926,658      1,627,217
   Average rate
0.86% 0.91% 1.37%
   Average cost of deposits
0.76% 0.83% 1.30%
Net interest margin 2.95% 3.06% 2.04%
Net interest rate spread 2.87% 2.98% 2.13%

Noninterest Income
Recurring noninterest income
increased $146 thousand (3%) to $4.7
million from 2Q 2012
— Nonrecurring securities gains of
$2.0 million during the second
quarter of 2012
Mortgage loan income increased
$441 thousand during the quarter
— Sold $34 million of loans during
the quarter
Service charges on deposits declined
4% on seasonal declines
Quarterly Results
Noninterest Income
Dollars in thousands
3Q 2012 2Q 2012 3Q 2011
Service charges on deposit accounts
1,883 $        1,960 $        1,377 $
Mortgage loan income/(loss)
728 287 (116)
Cardholder and merchant services income
1,014 1,046 808
Trust and investment services
234 256 221
Bank-owned life insurance
290 314 262
Other service charges, commissions and fees
252 271 198
Securities (losses)/gains, net
(33) 2,002 7,393
Gain on fair value swap
- - (182)
Other income
275 396 119
Total noninterest income 4,643 $       6,532 $       10,080 $
Less:
Securities (losses)/gains, net (33) 2,002 7,393
Gain on fair value swap - - (182)
Recurring noninterest income
1
4,676 $       4,530 $       2,869 $
1
Non-GAAP measure.  Reconciliation included in this table.

Noninterest Expense
Noninterest expense fell $8.3 million
(25%) from 2Q 2012
— OREO expense declined $8.9
million (71%) on reduced OREO
balances and stabilizing real
estate values
— FDIC expense declined $0.2
million (14%)
— Personnel expense declined $0.8
million (8%) during 3Q, primarily
on reduced benefits costs and
compensation accruals
— Merger-related expenses
increased $1.8 million on merger
expense accrual reversals in the
second quarter of 2012
— Other expenses declined $1.2
million on the accrual of $1.1
million of expense related to
Granite Mortgage and litigation
accruals in the second quarter
Excluding OREO, collection, non-
recurring merger, Granite Mortgage
and litigation accruals, and MSR
impairment, noninterest expense
declined by $726 thousand (4%)
Quarterly Results
Noninterest Expense
Dollars in thousands
3Q 2012 2Q 2012 3Q 2011
Personnel expense
9,717 $        10,541 $       6,453 $
Net occupancy expense
1,710 1,603 1,180
Furniture, equipment and data processing expense
2,012 2,020 1,561
Professional fees
1,336 1,109 1,339
Stationery, printing and supplies
152 153 100
Advertising and marketing 166 125 170
Other real estate owned expense
3,602 12,473 4,685
Credit/debit card expense 432 437 434
FDIC insurance 1,056 1,225 1,461
Loan collection expense 1,119 514 1,220
Merger-related expense
939 (840) 2,207
Loss on sale of loans held for sale - 30 -
Core deposit intangible amortization
352 352 199
Other expense
2,009 3,173 2,191
Total noninterest expense 24,602 $     32,915 $     23,200 $
Other information:
Other real estate owned expense
3,602 $        12,473 $       4,685 $
Merger-related expense 939 (840) 2,207
Loan collection expense 1,119 514 1,220
Granite Mortgage and litigation accruals - 1,100 -
Recurring non-credit noninterest expense
1
18,942 $     19,668 $     15,088 $
FTE Employees 637 635 462
1
Non-GAAP measure.  Reconciliation included in this table.

Balance Sheet
Total assets decreased $63.7 million
(3%)
— Cash and interest bearing bank
balances decreased $36.0 million
(10%) on securities and loan
purchases and deposit actions
— Investment securities increased
$15.3 million
— Net loans decreased $35.5 million
(3%) on residential mortgage pool
runoff, problem asset resolution,
ALL charge offs, net of the
purchase of $36 million residential
mortgage portfolio during 3Q 2012
— OREO decreased $5.4 million (6%)
on continued resolution and write
down activity
Deposits declined $59.5 million (3%)
— Improved mix change from time
deposits to lower rate deposit
products
Balance sheet excludes reserved
deferred tax assets of $179 million,
including $34 million relating to the
Bank of Granite
Balance Sheet
Dollars in thousands 3Q 2012 2Q 2012 3Q 2011
Cash and interest bearing bank balances
327,870 $      363,879 $      364,011 $
Investment securities 492,386         477,136         199,271
Loans and loans held for sale, net 1,209,148      1,244,596      916,549
Other real estate owned 80,800          86,183          96,099
Intangible assets 11,574          11,678          3,577
Other assets 116,287         118,289         64,119
Assets from discontinued operations -                    -                    268
Total assets 2,238,065 $ 2,301,761 $ 1,643,894 $
Deposits 1,982,253 $   2,041,770 $   1,565,636 $
Borrowings 124,474         126,507         184,957
24,465          25,482          22,141
-                    -                    1,092
Equity 106,873         108,002         (129,932)
Total liabilities and equity 2,238,065 $ 2,301,761 $ 1,643,894 $
Other liabilities
Liabilities from discontinued operations
Tangible Shareholders' Equity Rollforward
1
Dollars in thousands
Tangible shareholders' equity, December 31, 2011 116,933 $
Total comprehensive loss (27,929)
Issuance of common stock, net of issuance costs 6,696
Expense related to 2011 issuance of common stock (913)
Decrease/(increase) in intangible assets, net 508
Dividends, stock compensation expense and Series A preferred conversion, net 4
Tangible shareholders' equity, September 30, 2012 95,299 $
1 Non-GAAP measure.  See Appendix for reconciliation to GAAP presentation.

13%
13%
10%
18%
17%
15%
4%
4%
3%
23%
22%
18%
23%
23%
24%
3%
5%
8%
16% 17%
22%
0%
20%
40%
60%
80%
100%
3Q 2012 2Q 2012 3Q 2011
Noninterest-bearing demand Interest-bearing demand Savings Money market
Time deposits < $100,000 Brokered Time deposits > $100,000
Deposits
Increased core deposits from 78% at
2Q 2012 to 81% of the total at 3Q
2012
Continued improved deposit mix
profile via management actions
— Indeterminate term core now
represents 58% of deposits, up
from 55% in the prior quarter
— Time deposits (including brokered
deposits) as a percentage of total
deposits declined from 45% at 2Q
2012 to 42% at 3Q 2012
Deposits declined by $59.5 million
(3%)
— Brokered deposits fell by $33.3
million
Deposit Mix Composition
Deposits
Dollars in thousands
3Q 2012 2Q 2012 3Q 2011
Noninterest-bearing demand 264,370 $      262,087 $      157,207 $
Interest-bearing demand 358,376         353,586         231,467
Savings 73,382          72,925          46,168
Money market 450,164         441,824         288,345
Brokered 63,455          96,747          122,456
Time deposits < $100,000 449,542         471,366         383,259
Time deposits > $100,000 322,964         343,235         336,734
Total deposits 1,982,253 $ 2,041,770 $ 1,565,636 $

Capital and Liquidity
Capital ratios at both banks
remain above the level
defined as “well capitalized”
under applicable law
Both banks, however, are
designated as “adequately
capitalized” by their
regulators because they
remain subject to regulatory
orders
— CommunityOne Bank and
Bank of Granite leverage
ratios are currently below
the levels required in their
respective regulatory
orders
— CommunityOne Bank’s
total risk based capital
ratio is also below that
required by its order
The loans to deposits ratio
was stable at 62% at
September 30, 2012, and
improved from 57% at
September 30, 2011
Capital and Liquidity Ratios
Well Regulatory
3Q 2012 2Q 2012 3Q 2011 Capitalized Orders
FNB United Corp
Leverage 5.68% 5.83% (8.54%) 5.00% N/A
Tier 1 risk based capital 9.60% 9.62% (13.48%) 6.00% N/A
Total risk based capital 12.47% 12.19% (13.48%) 10.00% N/A
Tangible common equity/tangible assets 4.28% 4.21% (8.14%) N/A N/A
Loans/deposits 62% 63% 57% N/A N/A
Cash and investment securities/deposits 41% 41% 36% N/A N/A
CommunityOne Bank
Leverage 6.46% 6.47% (5.09%) 5.00% 9.00%
Tier 1 risk based capital 10.52% 10.45% (8.06%) 6.00% N/A
Total risk based capital 11.79% 11.73% (8.06%) 10.00% 12.00%
Bank of Granite
Leverage 7.88% 7.61% N/A
1
5.00% 8.00%
Tier 1 risk based capital 14.54% 13.37% N/A
1
6.00% N/A
Total risk based capital 15.57% 13.53% N/A
1
10.00% 12.00%
1
FNB United Corp purchased Bank of Granite Corp and its bank subsidiary Bank of Granite on October 21, 2011

Loan Portfolio
Total loans, including loans held for
sale, decreased $43.1 million (3%)
1-4 family residential mortgage loans
portfolio were stable from 2Q 2012
— Purchased a diversified pool of
loans totaling $36 million
— Offset by prepayments and
amortization of previously
purchased pools
The Bank of Granite portfolio of
loans was added in the 4th quarter
of 2011 and was heavily weighted
toward commercial-purpose
mortgage loans
Real Estate Construction loans fell by
$14.3 million (19%) from 2Q 2012 to
5% of our total loans at 3Q 2012,
down from 13.7% a year ago
Credit costs for 3Q 2012 included net
charge-offs of $7.7 million and
write-downs and net loss on sale of
OREO of $1.6 million
Loan Portfolio Composition
4% 3%
5%
37%
38%
32%
48% 46%
40%
5% 6%
13%
6%
6%
7%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
3Q 2012 2Q 2012 3Q 2011
Consumer CRE, OO and NOO 1-4 family residential
Real estate-construction Commercial and agricultural Loans held for sale
Loan Portfolio
Dollars in thousands
3Q 2012 2Q 2012 3Q 2011
Loans held for sale 8,212 $         1,324 $         25,661 $
Loans held for investment:
Commercial and agricultural 72,669          78,367          62,341
Real estate-construction 61,263          75,576          121,905
Real estate-mortgage:
1-4 family residential 590,251         589,972         369,093
Commercial 463,173         493,721         293,778
Consumer 44,439          44,187          43,771
Total Loans held for investment 1,231,795      1,281,823      890,888
Total loans 1,240,007 $ 1,283,147 $ 916,549 $

$1,200
$1,000
$800
$600
$400
$200
$0
-$200
Millions of Dollars
3Q 2012
2Q 2012
1Q 2012
4Q 2011
Originated loans
Originated loan ALL
Granite purchased impaired (PI) loans
Granite PI FV Mark and ALL
Granite purchased contractual (PC) loans
Granite PC FV Mark and ALL

Proforma Loan Portfolio and Proforma ALL and Fair Value Marks [1,2]

	3Q 2012	2Q 2012	1Q 2012	4Q 2011	3Q 2011
Originated loans	944,493	958,075	894,608	844,047	1,327,799
Granite purchased impaired (PI) loans	252,205	287,092	310,388	330,836	-
Granite purchased contractual (PC) loans	35,097	36,656	40,763	42,652	-
Proforma total loans [1]	$ 1,231,795	$ 1,281,823	$ 1,245,759	$ 1,217,535	$ 1,327,799
Originated loan ALL	(27,282)	(34,756)	(39,747)	(39,360)	(63,400)
Granite PI ALL and fair value (FV) mark	(12,718)	(16,511)	(18,893)	(28,278)	-
Granite PC ALL and fair value (FV) mark	(1,710)	(2,052)	(1,817)	(2,364)	-
Proforma ALL and FV marks [2]	$ (41,710)	$ (53,319)	$ (60,457)	$ (70,002)	$ (63,400)
Originated loan ALL / Originated loans	(2.89%)	(3.63%)	(4.44%)	(4.66%)	(4.77%)
Granite PI ALL and FV mark / Granite PI loans [1,2]	(5.04%)	(5.75%)	(6.09%)	(8.55%)	N/A
Granite PC ALL and FV mark / Granite PC loans [1,2]	(4.87%)	(5.60%)	(4.46%)	(5.54%)	N/A

[1] Non-GAAP presentation, see Appendix. Includes gross loans for Bank of Granite Corp for 3Q 2011

Portfolio and Allowance For Loan Losses
Originated loans (including purchased
mortgage pools) are accounted for
under ASC 310-20
— ALL established via provision,
losses recognized via charge-offs
— 3Q 2012 ALL of $27.0 million
Granite purchased contractual (PC)
loans are accounted for under ASC
310-20
— Subject to ALL as FV mark is
accreted
— Total ALL and remaining
unaccreted FV mark of $1.7 million
at September 30, 2012
Granite purchased impaired (PI)
loans, are accounted for under ASC
310-30 (SOP-03-3)
— ALL of $3.3 million established
during 2Q 2012 based on
reforecast of expected cash flows
— Remaining FV mark of $9.4 million
at September30, 2012
— Remaining projected accretion of
$36.6 million at the end of
September
Loan Portfolio and ALL By Origination Type

$500
$400
$300
$200
$100
$0
Millions of Dollars
3Q 2012
2Q 2012
1Q 2012
4Q 2011
3Q 2011
Special Mention
Classified

$350
$300
$250
$200
$150
$100
$50
$0
Millions of Dollars
3Q 2012
2Q 2012
1Q 2012
4Q 2011
3Q 2011
Nonperforming loans
OREO and foreclosed assets

Asset Quality
The allowance has been reduced over
the last year, from $44 million to just
under $31 million, reflecting an
improvement in asset quality
The  remaining fair value adjustment
on the acquired Granite portfolio fell
by $4 million as a result of accretion
and realization of expected loss
content
The Bank continues to be focused on
problem asset resolution, with a staff
of more than 20 in our Special Assets
Group.
— $170 million of Classified loans and
$82 million of loans rated Special
Mention remain.
— Reduction of problem loans will
continue to be one of our primary
objectives
Problem Loan and Asset Trends
¹
¹
Non-GAAP presentation. See Appendix. Charts include Bank of Granite Corp loans and OREO in 3Q 2011
Asset Quality
¹
Dollars in thousands 3Q 2012 2Q 2012 3Q 2011
Allowance for loan losses (ALL) 30,859 $       38,551 $       44,121 $
Remaining fair value (FV) mark on Granite portfolio 10,851 14,768 -
Nonperforming loans/Total loans 7.0% 7.5% 16.3%
Nonperforming assets/ Loans plus OREO 12.7% 13.3% 24.5%
Annualized net charge-offs/Average loans 2.46% 2.83% 9.07%
Allowance for loan loss/Total loans 2.51% 3.01% 4.95%
ALL and FV mark/Total loans
¹
3.39% 4.16% 4.95%
¹
Non-GAAP presentation, see Appendix. Includes remaining fair value marks on purchased Granite loans

Non-Performing Assets
Nonperforming loans fell by $9 million
(11%) from 2Q 2012
Real estate construction loans remain
the most troubled category, but the
level of such loans has been reduced
68% since 3Q 2011
OREO dispositions have been
outpacing foreclosure additions.
OREO was reduced by $6 million (6%)
during the third quarter
OREO assets are carried at appraised
value less selling costs, and
sometimes adjusted further by
management due to age or other
market criteria
As of September 30, 2012, $18.2
million of OREO was under contract
for sale and carried at the net sales
price
Nonperforming Loans and OREO
Dollars in thousands
3Q 2012 2Q 2012 3Q 2011
Commercial and agricultural 3,147 $         2,934 $         4,126 $
Real estate - construction 18,506          24,853          62,203
Real estate - mortgage:
1-4 family residential 22,131          22,300          26,350
Commercial 42,133          44,817          52,361
Consumer 226               633               304
Total nonperforming loans 86,143         95,537         145,344
OREO, other foreclosed assets and disc ops assets 80,800          86,400          96,275
Total nonperforming assets 166,943 $    181,937 $    241,619 $
0%
20%
40%
60%
80%
100%
3Q 2012 2Q 2012 3Q 2011
RE - 1-4 Family RE - Commercial
Commercial and agricultural Real estate -construction
Consumer
Nonperforming Loan Composition

Appendix

Non-GAAP Measures
Reconciles non-GAAP
measures to the most
directly comparable
GAAP measure
Reconciliation of Non-GAAP Measures
Dollars in thousands 3Q 2012 2Q 2012 3Q 2011
Total shareholders' equity 106,873 $    108,002 $    (129,932) $
Less:
Goodwill (4,205)           (4,205)           -
Core deposit and other intangibles (7,369)           (7,473)           (3,577)
Tangible shareholders' equity 95,299 $      96,324 $      (133,509) $
3Q 2012 2Q 2012 1Q 2012 4Q 2011 3Q 2011
Originated loan ALL (27,282) $      (34,756) $      (39,747) $      (39,360) $      (44,121) $
Purchased contractual (PC) loan ALL (281)              (459)              (48)                -                    -
Purchased impaired (PI) loan ALL (3,296)           (3,336)           -                    -                    -
Total allowance for loan losses (30,859)        (38,551)        (39,795)        (39,360)        (44,121)
Plus:
Pre purchase Bank of Granite Corp ALL -                    -                    -                    -                    (19,279)
Fair value (FV) mark on PC loans (1,429)           (1,593)           (1,769)           (2,364)           -
Fair value (FV) mark on PI loans (9,422)           (13,175)         (18,893)         (28,278)         -
Proforma total ALL and FV mark (41,710) $     (53,319) $     (60,457) $     (70,002) $     (63,400) $
3Q 2012 2Q 2012 1Q 2012 4Q 2011 3Q 2011
Pass rated loans 979,993 $      998,025 $      931,211 $      910,650 $      952,668 $
Special mention rated loans 81,616          91,655          106,687         130,677         165,554
Classified loans 170,186         192,143         207,861         176,208         209,577
Total loans 1,231,795    1,281,823    1,245,759    1,217,535    890,888
Plus:
Pre purchase BOG Corp pass rated loans -                    -                    -                    -                    274,465
Pre purchase BOG Corp special mention loans -                    -                    -                    -                    79,961
Pre purchase BOG Corp classified loans -                    -                    -                    -                    82,485
Proforma total loans 1,231,795 $ 1,281,823 $ 1,245,759 $ 1,217,535 $ 1,327,799 $
3Q 2012 2Q 2012 1Q 2012 4Q 2011 3Q 2011
Nonperforming Loans 86,143 $        95,537 $        105,341 $      105,973 $      145,344 $
OREO and Foreclosed Assets 80,800          86,400          104,379         110,386         96,275
Total nonperforming assets 166,943       181,937       209,720       216,359       241,619
Plus:
Pre purchase BOG Corp Nonperforming Loans -                    -                    -                    -                    32,224
Pre purchase BOG Corp OREO -                    -                    -                    -                    23,836
Proforma nonperforming assets 166,943 $    181,937 $    209,720 $    216,359 $    297,679 $